Exhibit 99.2

First Quarter 2016 Earnings Presentation NASDAQ: GNBC April 28, 2016

Today’s Speakers • • • Manny Mehos – Chairman and Chief Executive Officer Geoff Greenwade – President and Bank Chief Executive Officer Donald Perschbacher – Executive Vice President & Corporate Chief Credit Officer • John Durie – Executive Vice President and Chief Financial Officer 2

Safe Harbor The following information contains, or may be deemed to contain, "forward-looking statements" (as defined in the U.S. Private Securities Litigation Reform Act of 1995) giving Green Bancorp, Inc.’s (“Green Bancorp”) expectations or predictions of future financial or business performance or conditions. Most forward-looking statements contain words that identify them as forward-looking, such as "plan", "seek", "expect", "intend", "estimate", "anticipate", "believe", "project", "opportunity", "target", "goal", "growing“, "continue“, “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions that relate to future events, as opposed to past or current events. By their nature, forward-looking statements are not statements of historical facts and involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. These statements give Green Bancorp's current expectation of future events or its future performance and do not relate directly to historical or current events or Green Bancorp's historical or future performance. As such, Green Bancorp's future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Green Bancorp cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Green Bancorp undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Green Bancorp cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities or long-term financial goals set forth herein. Green Bancorp's business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. In addition to factors previously disclosed in Green Bancorp’s reports filed with the SEC and those identified elsewhere in this communication, the following factors among others, could cause actual results to differ materially from forward-looking statements: difficulties and delays in integrating the Green Bancorp and Patriot Bancshares, Inc. businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. 3

First Quarter Highlights • Earnings per diluted share of $0.05, compared to $0.07 in the fourth quarter of 2015, after recording $16.0 million in provision for loan losses • Net income of $1.8 million, compared to $2.6 million in the fourth quarter of 2015 • Pre-tax, pre-provision adjusted net income of $19.2 million, compared to $19.7 million in the fourth quarter of 2015 and $9.1 million in the first quarter of 2015 • Loan growth of $38 million or 1.2% to $3.2 billion, compared with December 31, 2015 4

Pre-Tax Pre-Provision Adjusted Net Income • Core profitability remains robust, despite overhang from energy portfolio $19,657 $20,000 65% $19,286 $17,500 60% $15,000 $12,500 55% $10,000 9.8% 50% $7,500 $5,000 45% 1Q15 2Q15 PTPP Adj. Net Income 3Q15 4Q15 Adj. Efficiency Ratio* 1Q16 (*) excludes one-time acquisition expenses 5 59.9%61.1% 56.4% $10,469 50.0% 4 $9,071$9,296

Managed Asset Reduction Strategy ‘MARS’ • Objective is to remove the barrier to execution of the Company’s strategic plan by addressing energy exposure • Strategy is being implemented by a team of eight dedicated and experienced workout professionals reporting to the Corporate Chief Credit Officer • The MARS portfolio includes all $277 million in energy loans as well as other classified assets • Strategies include: – – – – – – Restructuring debt terms and/or pricing, possible commitment reductions Negotiated repayment with debtors One-off and portfolio note sales Potential foreclosure and liquidation of collateral Auctions Other proven asset management and disposition techniques 6

Existing Banker Capacity • Our current group of bankers have the capacity to support up to $4 billion of both loans and deposits: Banking Staff as of March 31, 2016 Private Banker - 5 6% 21% Business Banker - 16 20% Commercial Banker - 33 12% Specialty Banker - 10 41% Deposit Relationship Manager - 17 7

Deposit Update • As of March 31, 2016 Total deposits were $3.1 billion as of March 31, 2016 • Noninterest-bearing deposits were 19.4% of deposits at March 31, 2016 Noninterest-bearing 19.4% Interest-bearing transaction • Cost of deposits including noninterest-bearing was 0.52%, up 6 bps from the fourth quarter Money market 45.6% 5.8% Savings 24.9% Certificates and other time deposits 4.3% 8 Total Deposit Composition Highlights

Loan Update • Net loan growth of $38 million during the first quarter Loan yield for the first quarter of 2016 was 4.81% As of March 31, 2016 • Commercial & industrial – Loan yield, excluding fees, for the first quarter was 4.29%, compared to 4.22% in the fourth quarter of 2015 Fees and discounts at payoff contributed approximately 7 basis points to the first quarter loan yield Accretion of fees and discounts (net) contributed approximately 45 basis points to the first quarter loan yield Owner occupied commercial real estate 8.9% 35.7% Commercial real estate – Construction, land & land development – 32.2% 11.6% Residential mortgage Other consumer 9 Total Loan Composition Highlights

Energy Portfolio Update • Energy-related exposure declined to 8.8% of total loans as of March 31, 2016 – – – Reserve-based lending represents approximately 3.5% of total loan portfolio Oilfield services lending represents approximately 5.3% of total loan portfolio Allocated reserve of $18.3 million represents 7% of energy-related portfolio • The mix of reserved-based borrower production is 79% oil and 21% natural gas, 71% of oil production is hedged through 2016 • 80% of energy-related exposure is direct, 20% is SNC – Green Bank maintains ongoing relationships with all borrowers • Charge-offs and grade migration in the energy-related portfolio were the major drivers of increased provisions for the quarter 10

Credit Quality • NPA’s totaled $77.5 million or 2.01% of period end assets at March 31, 2016 compared to $57.2 million or 1.51% of period end total assets at December 31, 2015 • The net increase in NPA’s is evenly split between energy-related loans and Patriot assets • Allowance for loan losses was 1.25% of total loans at March 31, 2016, an increase of 20 basis points from 1.05% at December 31, 2015 • Provision expense of $16.0 million in the first quarter 2016 reflects the addition of specific reserves and an increase in general reserves driven by loan growth, increases in classified loans, changes in economic factors and an increase in the Company’s general reserve factor related to historical losses 11

First Quarter 2016 Financial Highlights Net Income(1) 2016 Q1 2015 Q4 $6,000 Net Income(1) 2,093 4,630 $5,000 $4,000 EPS(1) $0.06 $0.13 $3,000 ROAA(1) 0.22% 0.49% $2,000 $1,000 Loans(2) $3,168,183 $3,130,669 $0 1Q15 2Q15 3Q15 4Q15 1Q16 Deposits $3,057,019 $3,100,748 *Dollars in thousands, except per share data (Dollars in thousands) (1) Excluding one-time acquisition expenses (2) Excluding loans held for sale 12 $5,435 $4,796 $4,604$4,630 $2,093

Noninterest Income $4,500 $4,000 Other $3,500 Gain on sale of available-for-sale securities, net Gain on sale of held-for-sale loans, net Gain on sale of guaranteed portion of loans, net Loan fees $3,000 $2,500 $2,000 $1,500 $1,000 Customer service fees $500 $0 1Q15 (Dollars in thousands) 2Q15 3Q15 4Q15 1Q16 13

Noninterest Expense $25,000 One-time acquisition expenses $20,000 Other $15,000 Professional and regulatory fees Occupancy $10,000 Salaries and employee benefits $5,000 $0 1Q15 (Dollars in thousands) 2Q15 3Q15 4Q15 1Q16 14

Net Interest Income and Net Interest Margin $36,000 5.50% $34,228 $31,000 5.00% 4.86% $26,000 4.50% NII NIM Loan Yield Loan Yield exc. Fees $20,516 $20,923 $21,000 4.00% $16,000 3.50% $11,000 3.00% 1Q15 2Q15 3Q15 4Q15 1Q16 (Dollars in thousands) 15 Net Interest Income Net Interest Margin $35,007 4.92% 4.67% 4.50%4.47% 4.37% $21,162 4.91% 4.22% 3.92% 4.81% 4.29% 3.87% 3.63% 3.84% 3.93%

Performance Metrics 75% 70% 65% 60% 55% 50% 45% 35% 30% 25% 20% 15% 1Q15 2Q153Q15 4Q15 1Q16 1Q15 2Q15 3Q15 4Q15 1Q16 Reported Adjusted* (*) excludes one-time acquisition expenses 16 29.9%29.9%30.0% 22.7% 18.0% 69.4% 60.9%59.8% 59.9%61.1%54.7% 56.4%50.8% 50.0%49.8% Efficiency Ratio Remaining Banker Capacity

Question & Answer Session 17